UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02021

Deutsche DWS Securities Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2020

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2020

Annual Report

to Shareholders

DWS Science and Technology
 Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
11	Performance Summary
13	Portfolio Summary
15	Investment Portfolio
20	Statement of Assets and Liabilities
22	Statement of Operations
23	Statements of Changes in Net Assets
24	Financial Highlights

28	Notes to Financial Statements
40	Report of Independent Registered Public Accounting Firm
42	Information About Your Fund’s Expenses
43	Tax Information
44	Advisory Agreement Board Considerations and Fee Evaluation
49	Board Members and Officers
54	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Small company stocks tend to be more volatile than medium-sized or large company stocks. This Fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE

NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Science and Technology Fund

Letter to Shareholders

Dear Shareholder:

The economic recovery from the COVID-19 pandemic proceeds, but the pace is moderating.

The most dynamic part of the recovery — the bounce back from lockdown — is likely to be behind us. Now a more arduous phase is beginning, in which incremental improvements will most probably be smaller. Some repercussions of the pandemic might only become apparent now, such as bankruptcies among smaller companies. While setbacks can be expected, we believe the overall direction of the economy should remain upward — provided there is no second, large-scale lockdown.

Along with an unprecedented slump in economic activity, we have seen unprecedented rescue packages through monetary and fiscal policy. DWS’s CIO Office believes accommodative monetary policy and very low interest rates could be with us for much longer. With little upside potential for wages, weak demand and a drastic under-utilization of capacities, we still see very low inflation rates.

In the coming months, we expect limited market upside taking into consideration that risks that are already on the horizon could provoke markets corrections. Increased market volatility could be fueled by a variety of events: the potential escalation in the U.S.-Chinese technology dispute; setbacks in the fight against COVID-19; failure to reach an agreement on the U.S. stimulus package; or events in the aftermath of the November elections.

While companies and societies improve their coexistence with the virus, not all sectors will benefit equally. For this reason, we believe that active management, with its close monitoring of developments, is critical. We believe that the close interaction between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — positions us to make strategic and tactical decisions.

We appreciate your trust and welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the ‘Insights’ section of dws.com.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Science and Technology Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 12 for more complete performance information.

DWS Science and Technology Fund returned 35.52% during the 12-month period ended October 31, 2020, compared with the 9.71% return of its benchmark, the Standard & Poor’s 500® (S&P 500) Index, and the 34.86% return of the S&P® North American Technology Sector Index.

Principal Investments

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of science and technology companies. Science and technology companies are (i) companies whose products, processes or services, in the opinion of portfolio management, are benefitting, or are expected to benefit, from the use or commercial application of scientific or technological developments or discoveries; or (ii) companies that, in the opinion of portfolio management, utilize technology and/or science to significantly enhance their business opportunities. Such companies may include companies that, in the opinion of portfolio management, derive a competitive advantage by the application of scientific or technological developments or discoveries

Science and technology stocks outperformed the broader market by a substantial margin over the past 12 months given the structurally higher growth rate of the group. This contrast in growth was underscored by the onset of the COVID-19 crisis, which accelerated that adoption of digital solutions already in place. Reductions in short-term interest rates enacted in response to the economic fallout from the health crisis also helped the group, as lower rates disproportionately benefited higher growth companies, many of which are science and technology firms.

As the pandemic expanded its reach during the first quarter of 2020, the resulting lockdowns froze economies across the globe. The second

4	|	DWS Science and Technology Fund

quarter saw a bottoming of economic activity, a reduction in the rate of infection growth rates in some areas and economic reopenings, driving a very sharp recovery for global financial markets. Beginning in July, we witnessed a steady improvement in economic growth, but eventually we also saw resurgent waves of coronavirus infection in the United States and worldwide. Against this backdrop, investors looked forward to an effective and safe vaccine, as well as a market-friendly resolution of the hotly contested U.S. election.

Within science and technology investing over the past 12 months, “digital” was an apt descriptor for some of the most successful stocks. The ability to perform a wide range of functions online or from a mobile device has clear advantages, but especially when physical proximity is restricted. Ordering items online, paying digitally, signing documents, learning from a distance, working from home, being entertained, and communicating with clients, family and friends were all possible remotely because of these companies. While this trend has been in place for several years, the COVID crisis elevated and accelerated the global penetration curve.

Fund Performance

During the period, holdings in the technology hardware segment contributed to performance, as the Fund’s position in Lumentum Holdings, Inc. benefited from increased demand for its 3D sensing technology. Holdings in F5 Networks, Inc. also contributed given the company’s pivot to software-based application delivery and security. Within Internet & direct marketing retail, an overweight in Amazon.com, Inc. contributed to returns, as Amazon was a clear driver and beneficiary of e-commerce and cloud computing, two trends that were radically accelerated by the pandemic. Also within Internet & direct marketing retail, the Fund’s position in Alibaba Group Holding Ltd. benefited for similar reasons. At the same time, a lack of holdings in the travel-related firms Booking.com and Expedia Group boosted relative return as global travel was constrained by the pandemic. Elsewhere, the Fund’s positions in software companies contributed to performance as software firms’ already favorable growth and structural trends were more resilient to — and in some cases were accentuated by — the pandemic. Holdings in Twilio, Inc., which provides the means for companies to create highly customized communications with customers over the Internet and

DWS Science and Technology Fund	|	5

telecommunications networks, benefited as social distancing drove the need for more creative ways to communicate with customers, with Telehealth an important new driver.

The Fund’s position in PayPal Holdings, Inc. also added to returns, as PayPal’s digital wallet was another clear beneficiary of pandemic conditions given the fact that social distancing accelerated the need for easy, digital and socially distant ways to make payments. Holdings in DocuSign, Inc., which provides digital signature solutions, contributed as the company benefited from a trend that was strongly in place but significantly accelerated by the pandemic given the numerous advantages of digital/contactless signing. Also within software, holdings in Nuance Communications, Inc., which provides doctors with a hands-free method for patient interactions, benefited from continued strong demand.

Additionally, holdings in semiconductors and semiconductor equipment were additive as NVIDIA Corp. continued to lead in providing silicon solutions for machine learning/artificial intelligence. Holdings in NVIDIA’s manufacturing partner, Taiwan Semiconductor Manufacturing Co., Ltd., also contributed as the company’s lead in manufacturing the most advanced semiconductor solutions widened over Intel Corp., where an underweight also added to relative return. The Fund’s position in ASML Holding NV, the sole supplier of photolithography machines needed to manufacture the most advanced semiconductors, also added to performance as the reliability and throughput (i.e., processing rate) of “EUV,” their most advanced technology, powered strong growth. Also within the sub-sector, the leadership position of Lattice Semiconductor Corp.* in low-power programmable logic devices, along with a management team that continued to improve market focus and execution, powered strong growth and stock performance.

Lastly, the Fund’s position in Spotify Technology SA, the leading global platform for streaming music and podcasts, drove positive performance as the company’s podcast strategy came together, and Spotify’s years of investment in the user experience helped to drive global subscriber growth, furthering its dominant position among both users and creators in audio content.

“While the Fund maintains positions in the largest technology stocks, it is collectively underweight in the segment and is

6	|	DWS Science and Technology Fund

likely to remain so given our belief that a large group of companies below that capitalization level are earlier in their growth stages and offer more attractive long-term opportunities.”

Conversely, the Fund’s positioning within interactive media & services detracted from performance during the period, owing primarily to an underweight position in Facebook, Inc., which saw continued strong growth given their large audience and ability to display closely targeted ads to their base. Underweight positions in Alphabet, Inc. (Google) and a lack of holdings in Snap Inc. also weighed on performance.

Elsewhere, a lack of holdings in the e-commerce company Shopify Inc. detracted, as the company’s growth was further accelerated by the pandemic. Similarly, holdings in Hasbro, Inc., a toys and online games company, underperformed as Hasbro’s supply chain was disrupted by the trade conflict with China ahead of the holiday season. The Fund sold the position. Within semiconductors, positioning in Advanced Micro Devices, Inc., whose increasingly improved semiconductor designs are gaining market share, detracted somewhat as the company was not held by the Fund earlier in the period, though we have since built a position. In the software area, holdings in Cornerstone OnDemand, Inc. constrained performance as the company’s acquisition of Saba Software, Inc.*, along with lower than expected growth, hurt the stock. The Fund has maintained a position in Cornerstone given the potential for material operating and cash flow synergies from its Saba acquisition. Additionally, the Fund’s position in Proofpoint, Inc., a leader in email security, weighed on relative performance as Proofpoint has higher than average exposure to travel and other COVID-affected industries. The Fund has maintained the position, as we see potential from business reignition when the pandemic recedes, and as the company’s adjacent growth areas likely accelerate.

Outlook and Positioning

During the past 12 months, growth continued across large and small technology companies, with the largest companies continuing their ascent. We estimate that the six largest technology companies will post aggregate revenues totaling approximately $1 trillion in 2020, and will grow approximately 15%, an astounding rate of growth considering how large they already are. However, such growth rates have not been

DWS Science and Technology Fund	|	7

restricted to mega-cap technology companies, as there are a large number of small-, mid- and large-cap companies in this group that are expanding at the same rate or significantly above it. The Fund is increasingly focused on this tier of companies, where we see the most attractive long-term investment opportunities going forward. While the world’s adjustments to the COVID crisis may have catalyzed growth for some, these digital trends have been firmly place for some time, and these companies have been growing well above average for a number of years. Digital infrastructure has matured and proliferated, consumers have become increasingly comfortable performing various tasks digitally, and these technologies expand the markets that these companies can address. This explains why so many science and technology companies can grow so prolifically, despite the fact that corporate technology spending has remained at relatively modest levels in recent years.

The Fund remains positioned towards “structural growers,” i.e., companies addressing an area of longer-term structural growth driven by innovation that both expands the market and allows those delivering the innovation to materially gain market share over a sustained period. Considering their recent outperformance, as well as the current low interest rate environment, we are likely to see some consolidation within this group given tougher “comparisons” along with some potential for rising rates. However, we also see a high rate of growth potential for multiple years in companies with durable competitive advantages and strong financial models that are driving innovation and new solutions in large markets. We acknowledge that such growth will not come in a straight line and are very aware of risk, especially in the higher valuation stocks, but we also have strong conviction in investing in the right companies for the long term.

The U.S. economy seems to be increasingly on solid footing, despite the delay in additional Congressional fiscal stimulus. While the economy seems threatened in the short term by a fairly pervasive increase in COVID infection rates and new lockdowns, at the time of this writing the news that Pfizer’s and Moderna’s vaccines have been approximately 95% effective in early testing has provided clarity regarding the timing of the removal of the COVID headwind. We expect more progress in both vaccines and therapeutics to become increasingly clear, brightening the outlook for a return to normalcy, and growth in 2021. In the view of investors, the U.S. presidential election has been resolved in a market-friendly fashion, though there is still scope for surprise here given the Trump Administration’s focus on recounts and legal actions as well as the

8	|	DWS Science and Technology Fund

U.S. Senate runoffs in Georgia. In terms of trade, we believe that the likely more diplomatic approach of the incoming Administration should be more manageable for technology companies and the investment community. Elsewhere, regulatory focus on technology companies has increased significantly over the past 12 months, and is likely to continue to expand. Considering that regulatory actions generally take years to come to fruition, and that the road to material regulation is unclear, we do not view additional regulatory actions as a significant headwind. At the same time, we acknowledge that sentiment is building to check the power of some technology companies. To the extent that this occurs, it should open up opportunities for some competitors of the mega-cap technology firms.

Software companies represent the Fund’s largest overweight. We believe that the application of cloud, mobile, and AI (artificial intelligence) technologies to improve previously manual and physical processes via software remains a very significant opportunity. Software companies represent a diverse group across several dimensions. While we see continued opportunity in the sub-sector, we also recognize that valuations for some stocks in this group make them potentially vulnerable, especially if rates should rise materially. In addition, the Fund is modestly underweight semiconductor companies, with the Fund’s positioning there focused on companies that represent long-term opportunities, firms addressing large structural changes in data centers, or those engaged in manufacturing innovation.

While the Fund maintains positions in the largest technology stocks, it is collectively underweight in the segment and is likely to remain so given our belief that a large group of companies below that capitalization level are earlier in their growth stages and offer more attractive long-term opportunities.

Lastly, the Fund’s focus extends beyond the traditionally defined technology sector to include companies that develop and/or apply innovation for durable competitive advantages and above-average long-term growth. This approach opens up a broader universe of opportunities, leading to investments in medical technology, transportation and technology-driven industrial companies. We see the potential for this segment of the portfolio to expand modestly over time as the development and application of scientific and technological innovation continues to spread across all portions of the global economy.

*	Not held in the portfolio as of October 31, 2020.

DWS Science and Technology Fund	|	9

Portfolio Management Team

Daniel Fletcher, CFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–

Joined DWS in 2017 with twenty-four years of industry experience. Prior to joining, he worked in portfolio management and equity research at Neuberger Berman, with a focus on technology, media and telecommunications companies. Before that, he worked as a telecommunications services analyst and in equity research management at Lehman Brothers. Previously, he served in investment research and execution functions at The Batavia Group and as a structured finance analyst at Deloitte & Touche.

–	Portfolio Manager and Analyst for US Equities: New York.

–	BA in Communications from William Paterson University; MBA in Finance from Rutgers Graduate School of Management.

Sebastian P. Werner, PhD, Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–	Joined DWS in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.

–	Portfolio Manager for Global and US Growth Equities: New York.

–

MBA in International Management from the Thunderbird School of Global Management; Masters Degree (“Diplom-Kaufmann”) and PhD in Finance (“Dr.rer.pol.”) from the European Business School, Oestrich-Winkel.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization- weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The S&P North American Technology Sector Index is the technology subindex of the S&P North American Sector Indices. The S&P North American Technology Sector Index family is designed as equity benchmarks for U.S.-traded technology-related securities.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Contributors and detractors incorporate both a stock’s return and its weight. If two stocks have the same return but one has a larger weighting in the fund, it will have a larger contribution to return in the period.

10	|	DWS Science and Technology Fund

Performance Summary	October 31, 2020 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/20
Unadjusted for Sales Charge	35.52%	20.39%	15.81%
Adjusted for the Maximum Sales Charge (max 5.75% load)	27.73%	18.97%	15.12%
S&P 500® Index†	9.71%	11.71%	13.01%
S&P® North American Technology Sector Index††	34.86%	23.24%	19.27%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/20
Unadjusted for Sales Charge	34.36%	19.33%	14.80%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	34.36%	19.33%	14.80%
S&P 500® Index†	9.71%	11.71%	13.01%
S&P® North American Technology Sector Index††	34.86%	23.24%	19.27%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/20
No Sales Charges	35.75%	20.57%	15.96%
S&P 500® Index†	9.71%	11.71%	13.01%
S&P® North American Technology Sector Index††	34.86%	23.24%	19.27%

Institutional Class	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/20
No Sales Charges	35.82%	20.65%	16.10%
S&P 500® Index†	9.71%	11.71%	13.01%
S&P® North American Technology Sector Index††	34.86%	23.24%	19.27%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2020 are 0.93%, 1.79%, 0.76% and 0.71% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

DWS Science and Technology Fund	|	11

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

†

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

††

The S&P North American Technology Sector Index is the technology sub-index of the S&P North American Sector Indices. The S&P North American Technology Sector Index family is designed as equity benchmarks for U.S.-traded technology-related securities.

	Class A	Class C	Class S	Institutional Class

Net Asset Value
10/31/20	$30.55	$18.22	$31.16	$34.15
10/31/19	$24.63	$15.65	$25.04	$27.23

Distribution Information as of 10/31/20
Capital Gain Distributions, Twelve Months	$2.19	$2.19	$2.19	$2.19

12	|	DWS Science and Technology Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/20	10/31/19
Common Stocks	98%	98%
Cash Equivalents	2%	2%
Preferred Stock	0%	0%
Other	0%	0%
	100%	100%

Sector Diversification (As a % of Common Stocks and Preferred Stock)	10/31/20	10/31/19
Information Technology	68%	72%
Software	25%	27%
IT Services	15%	18%
Semiconductors & Semiconductor Equipment	14%	13%
Technology Hardware, Storage & Peripherals	8%	9%
Communications Equipment	4%	2%
Electronic Equipment, Instruments & Components	2%	3%

Communication Services	16%	15%
Interactive Media & Services	14%	12%
Entertainment	2%	3%

Consumer Discretionary	11%	8%
Internet & Direct Marketing Retail	11%	8%
Hotels, Restaurants & Leisure	0%	—

Health Care	3%	2%
Life Sciences Tools & Services	2%	2%
Pharmaceuticals	1%	0%
Biotechnology	0%	0%
Health Care Technology	0%	—

Industrials	2%	3%
Professional Services	1%	1%
Aerospace & Defense	1%	2%
Industrial Conglomerates	0%	0%
Road & Rail	0%	0%
	100%	100%

DWS Science and Technology Fund	|	13

Ten Largest Equity Holdings at October 31, 2020 (54.4% of Net Assets)
1.	Amazon.com, Inc.	9.9%
	Online retailer offering a wide range of products
2.	Microsoft Corp.	8.0%
	Develops, manufactures, licenses, sells and supports software products
3.	Alphabet, Inc.	7.7%
	Provider of web-based search, hardware products and various software applications
4.	Apple, Inc.	7.5%
	Manufacturer of personal computers and communication solutions
5.	Facebook, Inc.	4.6%
	Operates a social networking Web site
6.	Visa, Inc.	4.1%
	Operates a retail electronic payments network and manages global financial services
7.	NVIDIA Corp.	3.9%
	Designs, develops and markets three dimensional (3D) graphic processors
8.	PayPal Holdings, Inc.	3.7%
	Operates as a technology platform company
9.	Salesforce.com, Inc.	3.0%
	Provider of application services that allow organizations to share customer information on demand
10.	ServiceNow, Inc.	2.0%
	Designs, develops and produces prepacked computer software, cloud services and IT services

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 15. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 54 for contact information.

14	|	DWS Science and Technology Fund

Investment Portfolio	as of October 31, 2020

	Shares	Value ($)
Common Stocks 98.4%
Communication Services 15.7%

Entertainment 2.3%

Activision Blizzard, Inc.	246,910	18,698,494

Spotify Technology SA*	31,753	7,617,227

		26,315,721

Interactive Media & Services 13.4%

Alphabet, Inc. “A”*	28,050	45,331,885

Alphabet, Inc. “C”*	25,876	41,945,255

Facebook, Inc. “A”*	199,289	52,434,929

Match Group, Inc.*	98,155	11,462,541

		151,174,610

Consumer Discretionary 10.6%

Hotels, Restaurants & Leisure 0.2%
DraftKings, Inc. “A”* (a)	65,000	2,301,000

Internet & Direct Marketing Retail 10.4%

Alibaba Group Holding Ltd. (ADR)*	21,300	6,489,897

Amazon.com, Inc.*	36,759	111,605,838

		118,095,735

Health Care 3.0%

Biotechnology 0.2%

BioMarin Pharmaceutical, Inc.*	27,100	2,017,053

ViaCyte, Inc.* (b)	1,869	0

		2,017,053

Health Care Technology 0.3%
Schrodinger, Inc.*	64,958	3,168,651

Life Sciences Tools & Services 2.0%

Illumina, Inc.*	26,740	7,826,798

Thermo Fisher Scientific, Inc.	31,000	14,666,720

		22,493,518

Pharmaceuticals 0.5%

Bristol-Myers Squibb Co.	51,445	3,006,960

Eli Lilly & Co.	19,655	2,564,192

		5,571,152

Industrials 2.5%

Aerospace & Defense 0.9%

BWX Technologies, Inc.	106,030	5,832,710

Northrop Grumman Corp.	16,079	4,660,016

		10,492,726

The accompanying notes are an integral part of the financial statements.

DWS Science and Technology Fund	|	15

	Shares	Value ($)

Industrial Conglomerates 0.3%
Honeywell International, Inc.	17,320	2,856,934

Professional Services 0.9%
Verisk Analytics, Inc.	59,900	10,660,403

Road & Rail 0.4%
Uber Technologies, Inc.*	121,553	4,061,086

Information Technology 66.6%

Communications Equipment 3.6%

Ciena Corp.*	238,581	9,397,706

Cisco Systems, Inc.	184,691	6,630,407

F5 Networks, Inc.*	45,030	5,986,288

Lumentum Holdings, Inc.*	92,131	7,618,312

Motorola Solutions, Inc.	69,924	11,052,188

		40,684,901

Electronic Equipment, Instruments & Components 1.4%

Amphenol Corp. “A”	78,271	8,832,100

Dolby Laboratories, Inc. “A”	100,592	7,552,447

		16,384,547

IT Services 15.1%

EPAM Systems, Inc.*	32,835	10,144,373

Fidelity National Information Services, Inc.	125,013	15,575,369

FleetCor Technologies, Inc.*	44,102	9,742,573

Globant SA*	35,316	6,378,423

Mastercard, Inc. “A”	76,180	21,988,595

MongoDB, Inc.*	24,744	5,653,262

PayPal Holdings, Inc.*	223,206	41,545,333

Snowflake, Inc. “A”* (a)	2,659	664,803

Twilio, Inc. “A”* (a)	45,864	12,794,680

Visa, Inc. “A”	256,004	46,518,487

		171,005,898

Semiconductors & Semiconductor Equipment 14.0%

Advanced Micro Devices, Inc.*	93,881	7,068,301

Analog Devices, Inc.	126,589	15,004,594

Applied Materials, Inc.	228,602	13,540,096

ASML Holding NV	40,405	14,594,690

Broadcom, Inc.	29,702	10,384,710

Intel Corp.	233,127	10,322,864

MKS Instruments, Inc.	115,100	12,475,689

NVIDIA Corp.	87,627	43,932,673

Qorvo, Inc.*	98,331	12,523,436

QUALCOMM., Inc.	67,704	8,351,965

Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	124,537	10,444,918

		158,643,936

The accompanying notes are an integral part of the financial statements.

16	|	DWS Science and Technology Fund

	Shares	Value ($)

Software 25.0%

Adobe, Inc.*	49,732	22,235,177

Cornerstone OnDemand, Inc.*	110,392	4,193,792

DocuSign, Inc.*	52,940	10,707,115

Dropbox, Inc. “A”*	367,321	6,707,281

Dynatrace, Inc.*	179,422	6,335,391

Intuit, Inc.	45,857	14,430,281

JFrog, Ltd.*	1,764	127,766

LivePerson, Inc.* (a)	159,456	8,524,518

Microsoft Corp.	446,699	90,443,147

Nuance Communications, Inc.*	476,252	15,197,201

Proofpoint, Inc.*	119,671	11,457,302

RingCentral, Inc. “A”*	30,252	7,815,302

salesforce.com, Inc.*	146,897	34,119,766

ServiceNow, Inc.*	45,000	22,390,650

Slack Technologies, Inc. “A”* (a)	123,067	3,148,054

Synopsys, Inc.*	78,819	16,856,231

VMware, Inc. “A”* (a)	67,621	8,704,851

		283,393,825

Technology Hardware, Storage & Peripherals 7.5%
Apple, Inc.	782,408	85,172,935
Total Common Stocks (Cost $492,777,370)		1,114,494,631

Other Investments 0.1%

Adams Capital Management III LP (1.2% limited partnership interest)* (c)	—	25,955

Adams Capital Management LP (3.6% limited partnership interest)* (c)	—	25,302

GeoCapital IV LP (2.9% limited partnership interest)* (c)	—	540,471
Total Other Investments (Cost $7,553,569)		591,728

Preferred Stocks 0.0%
Health Care

Biotechnology
ViaCyte, Inc. Series A (b) (Cost $0)	3,509	0

Securities Lending Collateral 2.5%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.04% (d) (e) (Cost $28,407,647)	28,407,647	28,407,647

The accompanying notes are an integral part of the financial statements.

DWS Science and Technology Fund	|	17

	Shares	Value ($)

Cash Equivalents 1.8%
DWS Central Cash Management Government Fund, 0.10% (d) (Cost $20,184,406)	20,184,406	20,184,406

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $548,922,992)	102.8	1,163,678,412
Other Assets and Liabilities, Net	(2.8)	(32,203,455)

Net Assets	100.0	1,131,474,957

A summary of the Fund’s transactions with affiliated investments during the year ended October 31, 2020 are as follows:

Value ($) at 10/31/2019	Pur- chases Cost ($)		Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 10/31/2020	Value ($) at 10/31/2020
Securities Lending Collateral 2.5%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.04% (d) (e)
1,190,250	27,217,397	(f)	—	—	—	35,380	—	28,407,647	28,407,647
Cash Equivalents 1.8%
DWS Central Cash Management Government Fund, 0.10% (d)
18,688,773	184,959,189		183,463,556	—	—	92,163	—	20,184,406	20,184,406
19,879,023	212,176,586		183,463,556	—	—	127,543	—	48,592,053	48,592,053

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at October 31, 2020 amounted to $26,768,370, which is 2.4% of net assets.

(b)	Investment was valued using significant unobservable inputs.

(c)

The Fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

The accompanying notes are an integral part of the financial statements.

18	|	DWS Science and Technology Fund

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Adams Capital Management III LP**	October 1997 to April 2008	4,029,217	25,955	0
Adams Capital Management LP**	August 2000 to November 2000	1,863,749	25,302	0
GeoCapital IV LP**	April 1996 to March 2000	1,660,603	540,471	0.05
Total Restricted Securities		7,553,569	591,728	0.05

**	These securities represent venture capital funds.

(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended October 31, 2020.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. The Fund adopted ASU No. 2015-07, Disclosures for Investments in Certain Entities that calculate Net Asset Value Per Share (NAV). The fair value hierarchy excludes certain investments which are valued using NAV as a practical expedient.

The following is a summary of the inputs used as of October 31, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (g)
Communication Services	$177,490,331	$—	$—	$177,490,331
Consumer Discretionary	120,396,735	—	—	120,396,735
Health Care	33,250,374	—	0	33,250,374
Industrials	28,071,149	—	—	28,071,149
Information Technology	755,286,042	—	—	755,286,042
Other Investments (h)	—	—	—	591,728
Preferred Stocks	—	—	0	0
Short-Term Investments (g)	48,592,053	—	—	48,592,053
Total	$1,163,086,684	$—	$0	$1,163,678,412

(g)	See Investment Portfolio for additional detailed categorizations.

(h)	Investments measured at NAV as a practical expedient.

The accompanying notes are an integral part of the financial statements.

DWS Science and Technology Fund	|	19

Statement of Assets and Liabilities

as of October 31, 2020

Assets
Investments in non-affiliated securities, at value (cost $500,330,939) — including $26,768,370 of securities loaned	$1,115,086,359
Investment in DWS Government & Agency Securities Portfolio (cost $28,407,647)*	28,407,647
Investment in DWS Central Cash Management Government Fund (cost $20,184,406)	20,184,406
Receivable for Fund shares sold	261,745
Dividends receivable	53,622
Interest receivable	8,981
Other assets	28,663
Total assets	1,164,031,423

Liabilities
Payable upon return of securities loaned	28,407,647
Payable for investments purchased	2,181,289
Payable for Fund shares redeemed	627,491
Accrued management fee	459,803
Accrued Trustees’ fees	9,448
Other accrued expenses and payables	870,788
Total liabilities	32,556,466
Net assets, at value	$1,131,474,957

Net Assets Consist of
Distributable earnings (loss)	709,953,875
Paid-in capital	421,521,082
Net assets, at value	$1,131,474,957

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

20	|	DWS Science and Technology Fund

Statement of Assets and Liabilities as of October 31, 2020 (continued)

Net Asset Value

Class A

Net Asset Value and redemption price per share ($905,158,174 ÷ 29,628,658 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$30.55

Maximum offering price per share (100 ÷ 94.25 of $30.55)	$32.41
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($16,648,542 ÷ 913,693 outstanding shares of beneficial interest, $.01 par value, unlimited number shares authorized)	$18.22
Class S

Net Asset Value, offering and redemption price per share ($180,672,405 ÷ 5,797,632 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$31.16
Institutional Class

Net Asset Value offering and redemption price per share ($28,995,836 ÷ 849,099 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$34.15

The accompanying notes are an integral part of the financial statements.

DWS Science and Technology Fund	|	21

Statement of Operations

for the year ended October 31, 2020

Investment Income

Income:

Dividends (net of foreign taxes withheld of $69,801)	$5,867,720
Income distributions — DWS Central Cash Management Government Fund	92,163
Securities lending income, net of borrower rebates	35,380
Total income	5,995,263
Expenses:

Management fee	4,656,465
Administration fee	999,783
Services to shareholders	1,042,419
Distribution and service fees	1,911,693
Custodian fee	8,242
Professional fees	71,068
Reports to shareholders	78,654
Registration fees	67,434
Trustees’ fees and expenses	36,141
Other	61,227
Total expenses	8,933,126
Net investment income (loss)	(2,937,863)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	96,177,412
Foreign currency	(1,423)
96,175,989
Change in net unrealized appreciation (depreciation) on:

Investments	211,139,824
Foreign currency	1,570
211,141,394
Net gain (loss)	307,317,383
Net increase (decrease) in net assets resulting from operations	$304,379,520

The accompanying notes are an integral part of the financial statements.

22	|	DWS Science and Technology Fund

Statements of Changes in Net Assets

	Years Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

Operations:

Net investment income (loss)	$(2,937,863)	$(1,085,242)
Net realized gain (loss)	96,175,989	82,076,767
Change in net unrealized appreciation (depreciation)	211,141,394	65,434,310
Net increase (decrease) in net assets resulting from operations	304,379,520	146,425,835
Distributions to shareholders:

Class A	(63,493,286)	(75,592,695)
Class C	(1,792,074)	(2,160,888)
Class S	(12,402,588)	(14,914,777)
Institutional Class	(1,545,492)	(1,004,826)
Total distributions	(79,233,440)	(93,673,186)
Fund share transactions:

Proceeds from shares sold	73,552,479	34,651,105
Reinvestment of distributions	73,121,799	86,049,298
Payments for shares redeemed	(136,454,186)	(102,388,896)
Net increase (decrease) in net assets from Fund share transactions	10,220,092	18,311,507
Increase (decrease) in net assets	235,366,172	71,064,156
Net assets at beginning of period	896,108,785	825,044,629

Net assets at end of period	$1,131,474,957	$896,108,785

The accompanying notes are an integral part of the financial statements.

DWS Science and Technology Fund	|	23

Financial Highlights

DWS Science and Technology Fund — Class A

	Years Ended October 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$24.63	$23.50	$22.45	$16.83	$17.95
Income (loss) from investment operations:

Net investment income (loss)[a]	(.08)	(.03)	(.03)	.02	(.01)
Net realized and unrealized gain (loss)	8.19	3.84	2.04	5.98	.79
Total from investment operations	8.11	3.81	2.01	6.00	.78
Less distributions from:

Net investment income	—	—	(.01)	—	—
Net realized gains	(2.19)	(2.68)	(.95)	(.38)	(1.90)
Total distributions	(2.19)	(2.68)	(.96)	(.38)	(1.90)
Redemption fees	—	—	—	.00 *	.00 *
Net asset value, end of period	$30.55	$24.63	$23.50	$22.45	$16.83
Total Return (%)[b]	35.52	18.97	9.37	36.44	5.10

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	905	722	668	649	518
Ratio of expenses (%)	.90	.93	.93	.96	.99
Ratio of net investment income (loss) (%)	(.31)	(.15)	(.12)	.09	(.05)
Portfolio turnover rate (%)	18	39	34	25	171

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

24	|	DWS Science and Technology Fund

DWS Science and Technology Fund — Class C

	Years Ended October 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$15.65	$16.07	$15.77	$12.04	$13.50
Income (loss) from investment operations:

Net investment income (loss)[a]	(.19)	(.14)	(.15)	(.11)	(.11)
Net realized and unrealized gain (loss)	4.95	2.40	1.40	4.22	.55
Total from investment operations	4.76	2.26	1.25	4.11	.44
Less distributions from:
Net realized gains	(2.19)	(2.68)	(.95)	(.38)	(1.90)
Redemption fees	—	—	—	.00 *	.00 *
Net asset value, end of period	$18.22	$15.65	$16.07	$15.77	$12.04
Total Return (%)[b]	34.36	17.94	8.45	35.20	4.14

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	13	13	21	17
Ratio of expenses (%)	1.74	1.79	1.78	1.84	1.89
Ratio of net investment income (loss) (%)	(1.16)	(1.01)	(.94)	(.79)	(.95)
Portfolio turnover rate (%)	18	39	34	25	171

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Science and Technology Fund	|	25

DWS Science and Technology Fund — Class S

	Years Ended October 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$25.04	$23.81	$22.73	$17.01	$18.10
Income (loss) from investment operations:

Net investment income (loss)[a]	(.04)	.01	.01	.05	.02
Net realized and unrealized gain (loss)	8.35	3.90	2.06	6.05	.79
Total from investment operations	8.31	3.91	2.07	6.10	.81
Less distributions from:

Net investment income	—	—	(.04)	—	—
Net realized gains	(2.19)	(2.68)	(.95)	(.38)	(1.90)
Total distributions	(2.19)	(2.68)	(.99)	(.38)	(1.90)
Redemption fees	—	—	—	.00 *	.00 *
Net asset value, end of period	$31.16	$25.04	$23.81	$22.73	$17.01
Total Return (%)	35.75	19.16	9.55	36.64	5.24

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	181	148	135	124	96
Ratio of expenses (%)	.72	.76	.77	.81	.84
Ratio of net investment income (loss) (%)	(.13)	.02	.04	.24	.09
Portfolio turnover rate (%)	18	39	34	25	171

[a]	Based on average shares outstanding during the period.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

26	|	DWS Science and Technology Fund

DWS Science and Technology Fund — Institutional Class

	Years Ended October 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$27.23	$25.64	$24.40	$18.22	$19.23
Income (loss) from investment operations:

Net investment income (loss)[a]	(.04)	.02	.01	.06	.03
Net realized and unrealized gain (loss)	9.15	4.25	2.24	6.50	.86
Total from investment operations	9.11	4.27	2.25	6.56	.89
Less distributions from:

Net investment income	—	—	(.06)	—	—
Net realized gains	(2.19)	(2.68)	(.95)	(.38)	(1.90)
Total distributions	(2.19)	(2.68)	(1.01)	(.38)	(1.90)
Redemption fees	—	—	—	.00 *	.00 *
Net asset value, end of period	$34.15	$27.23	$25.64	$24.40	$18.22
Total Return (%)	35.82	19.20	9.63	36.74	5.36

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29	14	9	5	5
Ratio of expenses (%)	.69	.71	.72	.74	.74
Ratio of net investment income (loss) (%)	(.12)	.06	.04	.31	.18
Portfolio turnover rate (%)	18	39	34	25	171

[a]	Based on average shares outstanding during the period.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Science and Technology Fund	|	27

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Science and Technology Fund (the “Fund”) is a non-diversified series of Deutsche DWS Securities Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

28	|	DWS Science and Technology Fund

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

The other investments represent investments in venture capital funds which are valued at their net asset value as a practical expedient. The net asset value of venture capital funds has been estimated primarily based upon the pro-rata ownership of the fair value of the venture capital funds as reported by the Management of the venture capital funds. Investments in venture capital funds can never be redeemed with the venture capital funds. Instead, the nature of the investments in this category is that distributions are received through the liquidation of the underlying assets of the venture capital funds.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information

DWS Science and Technology Fund	|	29

obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.06% annualized effective rate as of October 31, 2020) on the cash collateral invested in DWS Government & Agency

30	|	DWS Science and Technology Fund

Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2020, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

DWS Science and Technology Fund	|	31

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and investments in limited partnerships. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2020, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$2,904,125
Undistributed long-term capital gains	$87,198,816
Net unrealized appreciation (depreciation) on investments	$619,850,934

At October 31, 2020, the aggregate cost of investments for federal income tax purposes was $543,827,478. The net unrealized appreciation for all investments based on tax cost was $619,850,934. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $644,046,465 aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $24,195,531.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2020	2019
Distributions from ordinary income*	$—	$5,504,593
Distribution from long-term capital gains	$79,233,440	$88,168,593

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

32	|	DWS Science and Technology Fund

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended October 31, 2020, purchases and sales of investment securities (excluding short-term instruments) aggregated $177,982,860 and $248,700,696, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund’s average daily net assets	.48%
Next $750 million of such net assets	.45%
Next $1.5 billion of such net assets	.43%
Next $2.5 billion of such net assets	.41%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.36%
Next $2.5 billion of such net assets	.34%
Over $12.5 billion of such net assets	.32%

Accordingly, for the year ended October 31, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.46% of the Fund’s average daily net assets.

DWS Science and Technology Fund	|	33

For the period from November 1, 2019 through September 30, 2020, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.36%
Class C	2.11%
Class S	1.11%
Institutional Class	1.11%

Effective October 1, 2020 through September 30, 2021, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.39%
Class C	2.14%
Class S	1.14%
Institutional Class	1.14%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2020, the Administration Fee was $999,783, of which $98,469 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the Fund’s transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing

34	|	DWS Science and Technology Fund

fee it receives from the Fund. For the year ended October 31, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2020
Class A	$260,419	$46,823
Class C	4,148	742
Class S	121,531	22,377
Institutional Class	1,268	183
	$387,366	$70,125

In addition, for the year ended October 31, 2020, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$406,731
Class C	20,765
Class S	78,738
Institutional Class	19,632
$525,866

Distribution and Service Fees. Under the Fund’s Class C 12b-1 plan, DWS Distributors, Inc., (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Service Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended October 31, 2020, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2020
Class C	$112,882	$11,241

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2020, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2020	Annual Rate
Class A	$1,764,589	$341,481	.22%
Class C	34,222	6,988	.23%
	$1,798,811	$348,469

DWS Science and Technology Fund	|	35

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2020 aggregated $30,162.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of shares redeemed for Class C. For the year ended October 31, 2020, the CDSC for Class C shares aggregated $615. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2020, DDI received $332 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended October 31, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $15,340, of which $6,776 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended October 31, 2020, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $2,663.

36	|	DWS Science and Technology Fund

D. Investing in Science and Technology Securities

The Fund invests in common stocks of science and technology companies and will concentrate in the group of industries constituting the technology sector and may concentrate in one or more industries in the technology sector. The Fund will therefore be susceptible to adverse economic, business, regulatory and other occurrences affecting the technology sector and science and technology companies. In particular, science and technology companies are vulnerable to market saturation and rapid product obsolescence. Many science and technology companies operate under constantly changing fields and have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks. Other investment risks associated with investing in science and technology securities include abrupt or erratic market movements, management that is dependent on a limited number of people, short product cycles, changing consumer preferences, aggressive pricing of products and services, new market entrants, and dependency on patent protection.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2020.

F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2020		Year Ended October 31, 2019
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	1,145,629	$30,360,494	478,133	$10,526,919
Class C	222,496	3,596,821	87,301	1,238,237
Class S	864,232	22,971,438	763,096	16,728,052
Institutional Class	570,188	16,623,726	253,818	6,157,897
		$73,552,479		$34,651,105

DWS Science and Technology Fund	|	37

	Year Ended October 31, 2020		Year Ended October 31, 2019
	Shares	Dollars	Shares	Dollars

Shares issued to shareholders in reinvestment of distributions
Class A	2,451,556	$57,930,275	3,452,650	$68,535,099
Class C	124,556	1,768,702	168,137	2,137,026
Class S	494,080	11,887,554	713,332	14,380,764
Institutional Class	58,242	1,535,268	45,477	996,409
		$73,121,799		$86,049,298

Shares redeemed
Class A	(3,267,109)	$(86,070,569)	(3,061,115)	$(67,615,722)
Class C	(263,220)	(4,382,974)	(225,704)	(3,241,986)
Class S	(1,455,251)	(37,641,335)	(1,258,110)	(28,169,646)
Institutional Class	(290,620)	(8,359,308)	(135,797)	(3,361,542)
		$(136,454,186)		$(102,388,896)

Net increase (decrease)
Class A	330,076	$2,220,200	869,668	$11,446,296
Class C	83,832	982,549	29,734	133,277
Class S	(96,939)	(2,782,343)	218,318	2,939,170
Institutional Class	337,810	9,799,686	163,498	3,792,764
		$10,220,092		$18,311,507

G. Other — COVID-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity and increased government activity. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to

38	|	DWS Science and Technology Fund

evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

DWS Science and Technology Fund	|	39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Securities Trust and Shareholders of DWS Science and Technology Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Science and Technology Fund (the “Fund”) (one of the funds constituting Deutsche DWS Securities Trust) (the “Trust”), including the investment portfolio, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Securities Trust) at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are

40	|	DWS Science and Technology Fund

required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

December 23, 2020

DWS Science and Technology Fund	|	41

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2020 to October 31, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

42	|	DWS Science and Technology Fund

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2020 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/20	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/20	$1,224.90	$1,219.50	$1,225.80	$1,226.20
Expenses Paid per $1,000*	$4.92	$9.60	$3.92	$3.86

Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/20	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/20	$1,020.71	$1,016.49	$1,021.62	$1,021.67
Expenses Paid per $1,000*	$4.47	$8.72	$3.56	$3.51

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Science and Technology Fund	.88%	1.72%	.70%	.69%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $95,954,000 as capital gain dividends for its year ended October 31, 2020.

The Fund paid distributions of $2.19 per share from net long-term capital gains during its year ended October 31, 2020.

For federal income tax purposes, the Fund designates $6,531,000 or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS Science and Technology Fund	|	43

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Science and Technology Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2020.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing

44	|	DWS Science and Technology Fund

expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2019.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios,

DWS Science and Technology Fund	|	45

and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the

46	|	DWS Science and Technology Fund

information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on

DWS Science and Technology Fund	|	47

June 17, 2020 (the “Consent Order”). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

48	|	DWS Science and Technology Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	73	—

DWS Science and Technology Fund	|	49

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	73	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	73	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	73	Director, Aberdeen Japan Fund (since 2007)

50	|	DWS Science and Technology Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	73	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020)	73	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	73	—

DWS Science and Technology Fund	|	51

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director[3], DWS; Secretary, DWS USA Corporation (2018-present); Assistant Secretary, DWS Distributors, Inc. (2018-present); Director and Vice President, DWS Service Company (2018-present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018-present); Director and President, DB Investment Managers, Inc. (2018-present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017-present); formerly: Vice President for the Deutsche funds (2016-2017); Assistant Secretary for the DWS funds (2013-2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013-2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (Since October 16, 2020); and Episcopalian Charities of New York (2018-present)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); Assistant Secretary, DBX ETF Trust (2019–2020); Assistant Secretary (July 14, 2006–December 31, 2010) and Secretary (January 31, 2006–July 13, 2006), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)

52	|	DWS Science and Technology Fund

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director[3], DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Michelle Goveia-Pine[6] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020	Director,[3] DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: 100 Summer Street, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Science and Technology Fund	|	53

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

54	|	DWS Science and Technology Fund

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	KTCAX	KTCCX	KTCSX	KTCIX
CUSIP Number	25159L 562	25159L 547	25159L 539	25159L 521
Fund Number	001	301	2313	511

DWS Science and Technology Fund	|	55

DSTF-2

(R-024973-10 12/20)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Science and Technology Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2020	$37,433	$0	$8,988	$0
2019	$37,433	$0	$9,770	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2020	$0	$650,763	$0
2019	$0	$740,482	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2020	$8,988	$650,763	$0	$659,751
2019	$9,770	$740,482	$0	$750,252

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 and 2020 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Science and Technology Fund, a series of Deutsche DWS Securities Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	12/30/2020